5 Business combinations (Details 8) - Instituto De Ensino Superior Do Piaui S.A. ("IESP") [Member]	Nov. 27, 2018
Licences [member]
Disclosure of detailed information about business combination [line items]
Valuation technique	With and without method - The With-and-Without method consists of estimating the fair value of an asset by the difference between the value of this asset in two scenarios: a scenario considering the existence of the asset in question and another considering its non-existence.
Customer Relationships [Member]
Disclosure of detailed information about business combination [line items]
Valuation technique	Multi-period excess earning method - The method considers the present value of net cash flows expected to be generated by customer relationship, by excluding any cash flows related to contributory assets.